UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
December 5, 2016
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Allegiance Bancshares, Inc.
(Exact name of Registrant as specified in its charter)
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Texas	001-37585	26-3564100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8847 West Sam Houston Parkway, N., Suite 200
Houston, Texas 77040
(Address of principal executive offices)

(281) 894-3200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2016, Allegiance Bancshares, Inc. (NASDAQ: ABTX) (the "Company"), the holding company of Allegiance Bank (the "Bank"), appointed Paul P. Egge as Executive Vice President and Chief Financial Officer of both the Company and the Bank, effective December 19, 2016.

Mr. Egge, 38, brings more than 13 years of financial services experience to Allegiance, predominantly as an investment banker focused on strategic and capital markets advisory services. Most recently, Mr. Egge served as Senior Vice President, Director of Capital Planning and Corporate Development at Cadence Bank, a $9.4 billion asset regional bank. Prior to joining Cadence, Mr. Egge served in various roles of increasing responsibility at Robert W. Baird & Co. Incorporated (“Baird”), Ryan Beck & Company, and FBR & Co. (formerly Friedman, Billings, Ramsey Group, Inc.). He graduated Cum Laude with a bachelor’s degree in Economics and Finance from The College of William & Mary and holds a Master of Business Administration from the Kellogg School of Management at Northwestern University.

As Chief Financial Officer of the Company and the Bank, Mr. Egge will be eligible to participate in the Company’s standard employee benefits. Mr. Egge has been awarded 10,000 restricted shares of the Company’s common stock vesting in equal parts over four years. This equity award was made pursuant to the terms of the Company’s 2015 Amended and Restated Stock Awards and Incentive Plan.

No family relationships exist between Mr. Egge and any of the Company’s directors or other executive officers. There are no arrangements between Mr. Egge and any other person pursuant to which Mr. Egge was selected as an officer, nor are there any transactions to which the Company is or was a participant in which Mr. Egge has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Egge's appointment as Executive Vice President and Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Allegiance Bancshares, Inc. on December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

By:	/s/ George Martinez
George Martinez
Chairman and CEO
Date: December 6, 2016

EXHIBIT INDEX

Exhibit No.    Description

99.1        Press release issued by Allegiance Bancshares, Inc. on December 6, 2016.